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                                                                     EXHIBIT 23


                  CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As Independent public accountants, we hereby consent to the incorporation of our report dated February 17, 1998, included in this Form 10-KSB into the Company's previously filed registration Statement No. 333-34047 on Form S-8.


                                          ARTHUR ANDERSEN LLP

Portland, Oregon,
  March 27, 1998